Exhibit 10.3

WARRANT AGREEMENT

BETWEEN

DIAMOND OFFSHORE DRILLING, INC.

AND

COMPUTERSHARE, INC.

COMPUTERSHARE TRUST COMPANY, N.A.

DATED April 23, 2021

i

Exhibit A-1	Form of Global Warrant Certificate
Exhibit A-2	Form of Warrant Certificate
Exhibit B	Form of Notice of Exercise (Direct Registration Warrants)
Exhibit C	Form of Assignment (Direct Registration Warrants)

ii

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (this “Agreement”), dated as of April 23, 2021, is by and among Diamond Offshore Drilling, Inc., a Delaware corporation (the “Company”), and Computershare, Inc., a Delaware corporation (“Computershare”), and its wholly-owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, collectively as warrant agent (the “Warrant Agent”).

WHEREAS, on April 26, 2020, the Company and its affiliated debtors and debtors in possession (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), case number 20-32307 (Jointly Administered);

WHEREAS, on February 26, 2021, the Debtors filed their Second Amended Joint Chapter 11 Plan of Reorganization of Diamond Offshore Drilling, Inc. and Its Debtor Affiliates (as amended or supplemented from time to time, the “Plan of Reorganization”);

WHEREAS, on April 8, 2021, the Bankruptcy Court entered an order confirming the Plan of Reorganization, and the Debtors emerged from their chapter 11 cases on the date first written above (the “Effective Date”);

WHEREAS, pursuant to the Plan of Reorganization, on or as soon as reasonably practicable after the Effective Date, the Company will issue or cause to be issued to holders of Allowed Existing Parent Equity Interests (as defined in the Plan of Reorganization) warrants (the “Warrants”) to acquire shares of the common stock of the Company, par value $0.0001 per share (“Common Stock”) representing 7.0% of the fully-diluted Common Stock of the Company at the time of exercise, subject to dilution only by the MIP Equity Shares (as defined in the Plan of Reorganization), with each such Warrant being exercisable at the Warrant Exercise Price (as defined below) on or prior to the Termination Date (as defined below);

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, call, exercise and cancellation of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when issued, the valid, binding and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definition of Terms. As used in this Agreement, the following capitalized terms shall have the following respective meanings:“

Affiliate” means, with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

“Beneficial Holders” means, with respect to any Warrants represented by a Global Warrant Certificate, any person or entity that “beneficially owns” (as such term is defined and determined pursuant to Rule 13d-3 promulgated under the Exchange Act) such Warrants.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

“Close of Business” means 5:00 p.m. Eastern Time.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and the policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Fair Market Value” means, as of the date of determination (which date of determination shall be, for the purposes of Section 4.1(b), the date that the Warrant Exercise Documentation is duly submitted):

(a) with respect to any security listed or admitted to trading on any Trading Market in which the average daily weighted trading volume for such security over the prior 30 consecutive Trading Days from the date of determination is at least US$1,000,000, an amount equal to its per-share volume weighted average price (which will be determined in respect of the period from the scheduled open of trading until the scheduled close of trading on the primary trading session on each applicable Trading Day and without regard to after-hours trading or any other trading outside of the regular trading session) for the five Trading Days preceding the date of determination;

(b) with respect to any evidences of indebtedness or assumptions of liabilities or indebtedness other than as set forth in (a) above, an amount equal to the face value (plus accrued interest, whether paid or unpaid, if applicable) of any such evidences of indebtedness or assumptions of liabilities or indebtedness;

(c) with respect to deposits and short-term money market instruments, an amount equal to its value at cost (together with accrued and unpaid interest) or market, depending on the type of investment; and

(d) in all other cases, the fair market value as determined in good faith by the Board of Directors.

“GAAP” means the United States generally accepted accounting principles as in effect from time to time.

“Governmental Authority” means any federal, state or local governmental authority or agency or any instrumentality thereof.

“Open of Business” means 9:00 a.m. Eastern Time.

“Permitted Transactions” means (i) issuances as consideration for or to fund the acquisition of businesses and/or related assets or, except as otherwise provided in Section 5.6, issuances of any Common Stock or other securities of the Company in connection with a business combination, consolidation, merger, acquisition or joint venture transaction involving the Company, (ii) issuances in connection with any present or future employee, director or consultant benefit plans or programs and compensation related arrangements of, or assumed by, the Company, in each case, in the ordinary course of business, (iii) underwritten public offerings or private placement transactions involving the issuance of the Company’s equity securities for cash at customary discounts not to exceed 10% of the Fair Market Value thereof, (iv) the issuance of equity securities as a result of the exercise of an option or convertible security that was issued with an exercise price equal to at least the Fair Market Value of such equity security on the date of issuance of such option or convertible security, (v) the issuance of Common Stock pursuant to the exercise of the Warrants, and (vi) the issuance of Common Stock pursuant to any security of the Company not otherwise described in the foregoing clauses and outstanding as of the date the Warrants were first issued, or otherwise as contemplated to be issued under the Plan of Reorganization.

“Person” means an individual, a trust, a corporation, a partnership, an association, a joint venture, a limited liability company, a joint stock company, an unincorporated organization and a Governmental Authority.

“Registered Holder” means each Person in whose name Warrants are registered on the Warrant Register, including its successors and assigns, which may include nominees of beneficial owners.

“Representatives” of a Registered Holder means its partners, shareholders, members, directors, officers, employees, agents, counsel, accountants, consultants, investment advisers or other professionals or representatives, or its Affiliates or wholly owned subsidiaries.

“Required Holders” means at any time, Registered Holders of Warrants exercisable for a majority of the Warrant Shares issuable upon exercise of all Warrants then outstanding; provided that a Registered Holder may vote part of its holdings in favor of the matter presented for it, and part of its holdings against such matter, and such split voting shall be taken into account when determining whether the required majority threshold has been satisfied. The “Required Holders” shall not include the Company or any of its Affiliates.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

“Termination Date” means the Close of Business on the fifth (5th) anniversary of the Effective Date.

“Total Warrant Shares” means Warrant Shares representing 7.0% of the fully diluted Common Stock of the Company as of the date of exercise, subject to dilution only for the MIP Equity Shares, and subject to adjustment, if applicable, pursuant to Article V.

“Trading Day” means a day on which the applicable security is traded during the primary session on a Trading Market.

“Trading Market” means the following markets or exchanges on which the applicable security is listed or quoted for trading on the date in question: OTC Bulletin Board, OTCQX Market, The NYSE MKT, The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, the Toronto Stock Exchange and the London Stock Exchange.

“Transfer” means any transfer, sale, assignment, pledge or other disposition of ownership interests in a Warrant. The terms “Transferred” and “Transferrable” shall have correlative meanings.

“Warrant Certificate” means any global warrant certificate or warrant certificate issued in connection with the Warrants in the forms attached, respectively, as Exhibits A-1 and A-2 hereto, and all modifications, amendments, supplements, and replacements thereof.

“Warrant Exercise Price” means, as of any date, an amount, in cash, equal to the quotient of the amount of $219,879,592 divided by a number equal to the Total Warrant Shares as of such date, rounded up to two decimal places, and subject to adjustment, if applicable, pursuant to Article V.

“Warrant Shares” means the shares of Common Stock issued upon the exercise of a Warrant.

In addition, the following terms are defined in the Sections indicated:

Term	Section
Agreement	Preamble
Appropriate Officer	3.2
Bankruptcy Court	Recitals
Book-Entry Warrants	3.1
Cashless Notice Date	4.1(b)(iii)
Certificated Warrants	3.1
Chosen Courts	8.9
Common Stock	Recitals
Company	Preamble
Depositary	3.1

Term	Section
Direct Registration Warrants	3.1
DTC	4.1(c)
Effective Date	Recitals
Exercise Date	4.1(c)
Global Warrant Certificates	3.1
Holder	4.1(a)
Notice of Exercise	4.1(b)(i)
Plan of Reorganization	Recitals
Warrant Agent	Preamble
Warrant Exercise Documentation	4.1(b)(ii)
Warrant Register	3.4(c)
Warrant Share Delivery Date	4.1(c)
Warrant Restrictions	3.1
Warrant Statements	3.1
Warrants	Recitals

Section 1.2 Accounting Terms and Determinations. Except as otherwise may be expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to any Registered Holder hereunder shall be prepared, in accordance with GAAP.

Section 1.3 Rules of Construction. The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern or affect the interpretation of any of the terms or provisions of this Agreement. The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. In the case of this Agreement, (a) the meanings of defined terms are equally applicable to the singular and plural forms of the defined terms; (b) Annex, Exhibit, Schedule and Section references are to this Agreement unless otherwise specified; (c) the term “including” is not limiting and means “including but not limited to”; (d) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”, and the word “through” means “to and including”; (e) unless otherwise expressly provided in this Agreement, (i) references to agreements and other contractual instruments (or to specific provisions therein) shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of the Agreement, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation; (f) this Agreement may use several different limitations, tests or measurements to regulate the same or similar matters, all of which are cumulative and each shall be performed in accordance with its terms; and (g) this Agreement is the result of negotiations among and has been reviewed by counsel to the Company and the other parties hereto and is the product of all parties.

ARTICLE II

APPOINTMENT OF WARRANT AGENT

Section 2.1 Appointment. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants in accordance with the express terms and subject to the conditions set forth in this Agreement (and no implied terms or conditions), and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the express terms and subject to the conditions set forth in this Agreement.

Section 2.2 Resignation or Removal of Warrant Agent.

(a) The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving thirty (30) days’ notice in writing to the Company and the Registered Holders, which resignation shall be effective upon the expiration of the thirty (30) day notice period. In the event of any such resignation of the Warrant Agent or successor thereto, the Company shall promptly give notice of such resignation to Registered Holders in connection with Section 8.7. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of sixty (60) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by a Registered Holder, then the Required Holders may appoint a successor Warrant Agent. At no cost to the Registered Holders, the Company may, upon no less than thirty (30) days’ notice, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument signed by the Company and specifying such removal and the date when it is intended to become effective, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or the Required Holders, shall be a Person organized and existing under the laws of the United States of America, or any state thereunder, in good standing, and shall not be an Affiliate of the Company. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed. In the event it becomes necessary or appropriate for any reason, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, rights, immunities, duties and obligations of such predecessor Warrant Agent hereunder, and, upon the request of any successor Warrant Agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing necessary to fully vest in and confirm to such successor Warrant Agent all such authority, powers, rights, immunities, duties and obligations.

(b) In the event a successor Warrant Agent shall be appointed, the Company shall (i) give notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment, and (ii) cause written notice thereof to be delivered to each Registered Holder at such Registered Holder’s address appearing on the Warrant Register in accordance with Section 8.7. Failure to give any notice provided for in this Section 2.2(b) or any defect therein shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.

ARTICLE III

WARRANTS

Section 3.1 Issuance of Warrants. Unless otherwise provided in this Agreement, the Warrants (such Warrants being referred to as “Book-Entry Warrants”) shall be issued through the book-entry facilities of The Depository Trust Company, as depositary (the “Depositary”), in the form of one or more global warrant certificates (“Global Warrant Certificates”), duly executed on behalf of the Company and countersigned, either by manual or facsimile signature, by the Warrant Agent, in the manner set forth in Section 3.3(b) below, which the Company shall deliver, or cause to be delivered to the Depositary, on or as soon as reasonably practicable after the Effective Date. Notwithstanding the foregoing, any Warrants which are not issuable through the mandatory reorganization function of the Depositary shall either be, at the Company’s election, (x) represented by Warrant Certificates (“Certificated Warrants”) or (y) issued by electronic entry registration on the books of the Warrant Agent (“Direct Registration Warrants”) and shall be reflected on statements issued by the Warrant Agent from time to time to the holders thereof in accordance with its customary practice (the “Warrant Statements”); provided, that any Certificated Warrants or Direct Registration Warrants that are not subject to any restriction on transfer or exercise, or are not subject to any vesting requirements (such restrictions or requirements, “Warrant Restrictions”), may be exchanged at any time for a corresponding number of Book-Entry Warrants, in accordance with Section 6.4 and the applicable procedures of the Depositary and the Warrant Agent.

Section 3.2 Form of Warrant. Subject to Section 6.2 of this Agreement, the Global Warrant Certificates shall be in substantially the form set forth in Exhibit A-1 attached hereto. Any Certificated Warrants, with the forms of election to exercise and of assignment printed on the reverse thereof, shall be in substantially the form set forth in Exhibit A-2 attached hereto. Warrant Certificates may bear such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or applicable law, and may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements placed thereon as may be required by the Warrant Agent or to comply with any law or with any rules or regulations made pursuant thereto or with any rules of any securities exchange, or as may, consistently herewith, be determined by such officers as may be authorized and designated from time to time by the Company (each, an “Appropriate Officer”) executing such Warrant Certificates, as evidenced by their execution of the Warrant Certificates, provided any such insertions, omissions, substitutions or variations shall be reasonably acceptable to the Warrant Agent; and provided further, in each case, that they do not affect the rights, duties, obligations, responsibilities, liabilities or indemnities of the Warrant Agent or the Registered Holders.

Section 3.3 Execution of Warrant Certificates.

(a) Any Warrant Certificates shall be signed on behalf of the Company by an Appropriate Officer. Each such signature upon the Warrant Certificates may be in the form of an electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the electronic signature of any Appropriate Officer.

(b) If any Appropriate Officer who shall have signed any of the Warrant Certificates shall cease to be such Appropriate Officer before the Warrant Certificates so signed shall have been countersigned, either by manual or electronic signature, by the Warrant Agent or delivered or disposed of by or on behalf of the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of with the same force and effect as though such Appropriate Officer had not ceased to be such Appropriate Officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by any person who, on the date of the execution of such Warrant Certificate, is an Appropriate Officer.

(c) The Global Warrant Certificates shall bear a legend substantially in the form indicated therefor on Exhibit A-1. The Global Warrant Certificates shall be deposited on or after the Date of Issuance with the Warrant Agent and registered in the name of Cede & Co., as the nominee of the Depositary. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement.

(d) A Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof.

Section 3.4 Registration and Countersignature.

(a) Upon receipt of a written order of the Company signed by an Appropriate Officer instructing the Warrant Agent to do so, the Warrant Agent (i) shall upon receipt of Warrant Certificates, including the Global Warrant Certificates, duly executed on behalf of the Company, countersign, either by manual, electronic or facsimile signature, such Warrant Certificates evidencing Warrants, and record such Warrant Certificates, including the Registered Holders thereof, in the Warrant Register, and (ii) shall register in the Warrant Register any Direct Registration Warrants in the names of the initial Registered Holders thereof. Such written order of the Company shall specifically state the number of Warrants that are to be issued as Certificated Warrants or Direct Registration Warrants and the name of the Registered Holders thereof, and the number of Warrants that are to be issued as Book-Entry Warrants, and the Warrant Agent may rely conclusively on such written order.

(b) No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been countersigned by the manual, electronic or facsimile signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate so countersigned has been duly issued hereunder.

(c) The Warrant Agent shall keep or cause to be kept, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Certificated Warrants or Direct Registration Warrants, and the Warrants represented by Global Warrant Certificates, and exercises, exchanges, cancellations and Transfers of outstanding Warrants in accordance with the procedures set forth in Article VI of this Agreement, all in a form reasonably satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of Transfer of the Warrants but the Warrant Agent on behalf of the Company may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on any Registered Holder in connection with any such exchange or registration of Transfer. Notwithstanding anything in this Agreement to the contrary, the Warrant Agent shall have no obligation to effect an exchange or register a Transfer unless and until it is satisfied that any payments required by the immediately preceding sentence have been made.

(d) Prior to due presentment for registration of Transfer or exchange of any Warrants in accordance with the procedures set forth in this Agreement, the Company and the Warrant Agent may deem and treat the Registered Holder in whose name such Warrants are registered upon the Warrant Register as the absolute owner of such Warrants, for all purposes, including for the purpose of any exercise thereof (subject to Section 4.1(b)(i)(C)), any distribution to the Holder thereof (subject to Section 4.1(ii)) and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary. Neither the Company nor the Warrant Agent will be liable or responsible for any registration or Transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

Section 3.5 Withholding and Reporting Requirements. The Company shall comply with all applicable tax withholding and reporting requirements imposed by any governmental entity, and all distributions, including deemed distributions, pursuant to the Warrants will be subject to applicable withholding and reporting requirements. Notwithstanding any provision to the contrary, the Company and the Warrant Agent (upon the written instructions of the Company) will be authorized to (i) take any actions that may be necessary or appropriate to comply with such withholding and reporting requirements, (ii) apply a portion of any cash distribution to be made under the Warrants to pay applicable withholding taxes, (iii) liquidate a portion of any non-cash distribution to be made under the Warrants to generate sufficient funds to pay applicable withholding taxes or (iv) establish any other mechanisms the Company believes are reasonable and appropriate, including requiring holders to submit appropriate tax and withholding certifications (such as IRS Forms W-9 and the appropriate IRS Forms W-8, as applicable) as a condition of receiving the benefit of any adjustment provided pursuant to Article V. For the avoidance of doubt, any amounts so withheld shall be treated as paid or transferred to the Person against whom such withholding is made for all purposes of this Agreement.

Section 3.6 Legends. Each Warrant Certificate initially issued to a Registered Holder or issued upon registration of transfer of, or upon exchange for or in lieu of, any Certificated Warrant shall bear (and the Warrants evidenced thereby shall be subject to the restrictions set forth in) and any Direct Registration Warrants originally issued to a Registered Holder, or issued upon registration of transfer of, or upon exchange for or in lieu of, any Direct

Registration Warrant or Global Warrant Certificate shall be subject to the restrictions set forth in (and any Warrant Statements delivered in respect of such Direct Registration Warrants shall bear) the following legend:

“THIS WARRANT HAS BEEN, AND THE WARRANT SHARES THAT MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF CHAPTER 11 OF TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”). THE WARRANTS AND SUCH WARRANT SHARES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE.”

ARTICLE IV

EXERCISE OF WARRANT

Section 4.1 Term of Warrant; Method of Exercise.

(a) A Warrant may be exercised, in whole or in part by, (i) in the case of the Certificated Warrants or Direct Registration Warrants, the Registered Holder thereof and (ii) in the case of Book-Entry Warrants, the Beneficial Holder thereof ((i) and (ii) collectively, the “Holder”) at any time, and from time to time, during the period commencing on and after the date hereof and prior to the Close of Business on the Termination Date. The Warrants shall not be redeemable by the Company or any other Person.

(b) Subject to the terms and conditions of the Warrants and this Agreement, the Holder of any Warrants may exercise, in whole or in part, such Holder’s right to acquire the Warrant Shares issuable upon exercise of such Warrants by:

(i) (A) in the case of Certificated Warrants, properly completing and duly executing the exercise form for the election to exercise such Warrants (including the exercise forms referred to in clauses (B) and (C) below, a “Notice of Exercise”) appearing on the reverse side of the Warrant Certificates and providing such Notice of Exercise to the Warrant Agent, (B) in the case of Direct Registration Warrants, providing a Notice of Exercise substantially in the form of Exhibit B hereto, properly completed and duly executed by the Registered Holder thereof, to the Warrant Agent and (C) in the case of Book-Entry Warrants, providing a Notice of Exercise in compliance with the practices and procedures of the Depositary and its direct and indirect participants, as applicable;

(ii) paying the Warrant Exercise Price to the Company for the portion of such Warrants exercised in cash by wire transfer of immediately available funds (or, if the Company has failed to provide wire transfer instructions after reasonable request therefore, by cashier’s check) for all Warrant Shares purchased pursuant to the such Notice of Exercise (such payment, together with the Warrant Certificate and such Notice of Exercise, the “Warrant Exercise Documentation”); and

(iii) in the case of exercising on a “cashless basis,” notifying the Company in accordance with Section 8.7 of such Registered Holder’s intent to exercise on a “cashless basis” (the date on which such notice is delivered, the “Cashless Notice Date”) and surrendering the Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of such Warrants on the Exercise Date to which the Notice of Exercise relates, which value shall be determined by subtracting (A) the aggregate Warrant Exercise Price of the Warrant Shares immediately prior to the cashless exercise from (B) the aggregate Fair Market Value of the Warrant Shares issuable upon exercise of such Warrants on the Exercise Date to which the Notice of Exercise relates by (y) the Fair Market Value of one Warrant Share on the Exercise Date to which the Notice of Exercise relates. The Company shall calculate and transmit to the Warrant Agent, and the Warrant Agent shall have no obligation under this Agreement to calculate, the number of shares of Common Stock issuable upon exercise on a “cashless basis.” The number of shares of Common Stock to be issued on such exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth above in this Section 4.1(b)(iii), the Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of shares of Common Stock to be issued on such exercise, pursuant to this Section 4.1(b)(iii), is accurate or correct.

(c) As promptly as practicable, and in any event within three Business Days after receipt of all Warrant Exercise Documentation (the “Warrant Share Delivery Date”), the Company shall: (i) to the extent that the Warrant Agent is participating in the Depositary’s Fast Automated Securities Transfer Program (or any successor program) and the Warrants and Common Stock have been made eligible for settlement by the Depositary, upon the request of the applicable Holder, credit such aggregate number of Warrant Shares to which the applicable Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with the Depositary through its Deposit Withdrawal Agent Commission System (or any successor system), or (ii) if the Warrant Agent is not participating in the Depositary’s Fast Automated Securities Transfer Program (or any successor program) or either the Warrants or Common Stock have not been made eligible for settlement by the Depositary, deliver, or cause to be delivered, certificates representing the Warrant Shares (whether through its transfer agent or otherwise) to the applicable Holder or its designee(s) at the address(es) specified by the applicable Holder in the Notice of Exercise. The Warrant Shares shall be issued free of all legends, unless, in the reasonable opinion of the Company the securities laws require a legend(s) to be affixed to the certificate(s) representing the Warrants Shares. The Warrant Certificate shall be deemed to have been exercised, and the Warrant Shares shall be deemed to have been issued, and the applicable Holder or its designee(s) shall be deemed to have become a holder of record of such Warrant Shares, on the first date on which all Warrant Exercise Documentation has been delivered to the Company, which date is referred to herein as, the “Exercise Date”.

(d) If a Warrant shall have been exercised in part, the Company shall, at the time of delivery of Warrant Shares (if the Warrant Agent is not participating in the Depositary’s Fast Automated Securities Transfer Program (or any successor program) or either the Warrants or Common Stock have not been made eligible for settlement by the Depositary) or by the Warrant Share Delivery Date (if the Warrant Agent is participating in the Depositary’s Fast Automated Securities Transfer Program and the Warrants and Common Stock have been made eligible for settlement by the Depositary), deliver to the Holder a new Warrant Certificate (if such partially exercised Warrant was evidenced by a Warrant Certificate) evidencing the rights of the Holder to purchase the unpurchased Warrant Shares underlying such Warrant, which new Warrant Certificate shall be dated as of the Effective Date and, in all other respects, be identical with the original Warrant Certificate.

(e) The Company will not close its shareholder books or records in any manner that prevents the timely exercise of a Warrant, pursuant to, and in accordance with, the terms of this Agreement except as required by law or regulation.

Section 4.2 Fractional Shares. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of any Warrants, and in any case where a Holder would, except for the provisions of this Section 4.2, be entitled under the terms thereof to receive a fraction of a share upon the exercise of such Warrants, the Company shall, upon the exercise of such Warrants, issue or cause to be issued only the largest whole number of Warrant Shares issuable upon such exercise after a rounding of such fraction to the nearest share (up or down), with half shares or less being rounded down (and such fraction of a share will be disregarded, and the Holder shall not have any rights or be entitled to any payment with respect to such fraction of a share); provided that the number of whole Warrant Shares which shall be issuable upon the contemporaneous exercise of any Warrants shall be computed on the basis of the aggregate number of Warrant Shares issuable upon exercise of all such Warrants.

Section 4.3 Payment of Taxes. In connection with the exercise of any Warrants, the Company shall not be required to pay any tax or other charge imposed in respect of any transfer involved in the Company’s issuance and delivery of shares of Common Stock (including certificates therefor) (or any payment of cash or other property in lieu of such shares) to any recipient other than the Holder of the Warrants being exercised (such tax or other charge, a “Non-Registered Holder Tax”), and in case of any such Non-Registered Holder Tax, the Warrant Agent and the Company shall not be required to issue or deliver any such shares (or cash or other property in lieu of such shares) until (x) such Non-Registered Holder Tax has been paid or an amount sufficient for the payment thereof has been delivered to the Warrant Agent or the Company or (y) it has been established to the Company’s and the Warrant Agent’s satisfaction that any such Non-Registered Holder Tax that is or may become due has been paid. The Warrant Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of Non-Registered Holder Taxes, unless and until the Warrant Agent is satisfied that all such Non-Registered Holder Taxes have been paid.

Section 4.4 Reservation of Warrant Shares. The Company agrees that it shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance of Warrant Shares upon the exercise of the Warrants, a number of shares of Common Stock equal to the aggregate number of Warrant Shares issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be reasonably necessary to assure that the issuance of all such Warrant Shares will be duly authorized and that all such Warrant Shares may be so issued without violating the Company’s governing documents, any agreements to which the Company is a party, any requirements of any national securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance) or any applicable laws. If and only to the extent the Warrant Shares are listed on a national securities exchange, the Company covenants that all Warrant Shares will, at all times that Warrants are exercisable, be duly approved for listing subject to official notice of issuance on each securities exchange, if any, on which the Warrant Shares are then listed. The Company covenants that the stock certificates, if any, issued to evidence any Warrant Shares issued upon exercise of Warrants will comply with applicable law.

Section 4.5 Valid Issuance. The Company covenants that it will take such actions as may be reasonably necessary or appropriate in order that all Warrant Shares will, upon payment of the Warrant Exercise Price and issuance by the Company in accordance with the terms of this Agreement, be duly authorized, validly and legally issued and fully paid and non-assessable and free from any and all (i) security interests created by or imposed upon the Company and (ii) taxes (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein or in connection with a Cashless Exercise), liens, charges and other encumbrances or restrictions with respect to the issuance thereof, other than those existing under applicable securities laws, and the Company shall not take any action that could cause a contrary result. If at any time prior to the Termination Date the number and kind of authorized but unissued shares of the Company’s capital stock shall not be sufficient to permit exercise in full of all outstanding Warrants, the Company will take such corporate action necessary to increase its authorized but unissued shares to such number of shares as shall be sufficient for such purposes.

Section 4.6 No Rights as Stockholder Until Exercise.

(a) Prior to the exercise hereof of the Warrants and the date the Warrant Shares are required to be delivered hereunder, no Holder shall have or exercise any rights by virtue hereof as a holder of Common Stock of the Company, including, without limitation, the right to vote, to receive dividends or other distributions as a holder of Common Stock or to receive notice of, or attend, meetings or any other proceedings of the holders of Common Stock.

(b) Prior to the exercise hereof of the Warrants and the date the Warrant Shares are required to be delivered hereunder, the consent of any Holder shall not be required with respect to any action or proceeding of the Company.

(c) No Holder shall have any right not expressly conferred hereunder or under, or by applicable law with respect to, the Warrant held by such Holder.

ARTICLE V

ADJUSTMENT

Section 5.1 Adjustments Generally. In order to prevent dilution of the rights granted under the Warrants, the Total Warrant Shares (and as a result the number of Warrant Shares issuable upon exercise of a Warrant) shall be subject to adjustment as necessary from time to time solely as provided in this Article V (in each case, after taking into consideration any prior adjustments pursuant to this Article V).

Section 5.2 Stock Dividends, Splits and Combinations. If the Company at any time distributes shares of its Common Stock to holders of Common Stock in the form of a stock dividend, subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (whether by a stock split, other similar event or otherwise), or if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock (whether by consolidation, combination, reverse stock split, reclassification of shares of Common Stock or otherwise), the Total Warrant Shares shall be adjusted pursuant to the following formula (if necessary to give effect to the Total Warrant Shares to be issued upon exercise of the Warrants):

W = W0	x	N1
N0

where:

W	=	the as-adjusted number of Total Warrant Shares, rounded up to the nearest whole share, immediately following the Open of Business on the effective date for such distribution, subdivision or combination, as the case may be;

W0	=	the number of Total Warrant Shares as of the time immediately prior to the Open of Business on the effective date for such distribution, subdivision or combination, as the case may be;

N0	=	the number of shares of Common Stock outstanding immediately prior to the Open of Business on the effective date for such distribution, subdivision or combination, as the case may be (excluding, for the avoidance of doubt, any treasury shares and any shares of Common Stock underlying any other securities of the Company (including the Warrants) convertible into, or exchangeable or exercisable for, shares of Common Stock); and

N1	=	the number of shares of Common Stock outstanding immediately after the effectiveness of such distribution, subdivision or combination, as the case may be (excluding, for the avoidance of doubt, any treasury shares and any shares of Common Stock underlying any other securities of the Company (including the Warrants) convertible into, or exchangeable or exercisable for, shares of Common Stock).

Such adjustment shall become effective immediately after the Open of Business on the effective date for such distribution, subdivision or combination. If any distribution, subdivision or combination of the type described in this Section 5.2 is declared or announced but not made, the number of Total Warrant Shares shall again be adjusted to the number of Total Warrant Shares that then would be in effect if such distribution, subdivision or combination had not been declared or announced, as the case may be. Whenever the number of Total Warrant Shares is adjusted pursuant to this Section 5.2, the Warrant Exercise Price shall be adjusted (to the nearest one-ten thousandth of a cent ($0.000001)) by multiplying such Warrant Exercise Price immediately prior to such adjustment by a fraction (a) the numerator of which shall be the number of Total Warrant Shares immediately prior to such adjustment and (b) the denominator of which shall be the number of Total Warrant Shares immediately thereafter.

Section 5.3 Other Distributions. In case the Company at any time after the issuance of the Warrants but prior to the Termination Date shall fix a record date for the making of a distribution to any or all holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights, warrants or other property (excluding dividends or distributions referred to in Section 5.2), in each such case, the Warrant Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Fair Market Value of one share of Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights, warrants or other property to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the “Per Share Fair Market Value”) divided by (y) such Fair Market Value on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the Total Warrant Shares shall be increased to the number obtained by dividing (x) the product of (1) the Total Warrant Shares before such adjustment, and (2) the Warrant Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Warrant Exercise Price determined in accordance with the immediately preceding sentence. In the event that such distribution is not so made, the Warrant Exercise Price and the Total Warrant Shares shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash, warrants or other property, as the case may be, to the Warrant Exercise Price that would then be in effect and the Total Warrant Shares if such record date had not been fixed.

Section 5.4 Certain Issuances of Shares of Common Stock or Convertible Securities. If the Company shall issue shares of Common Stock (or rights or warrants or other securities exercisable or convertible into or exchangeable (collectively, a “conversion”) for shares of Common Stock) (collectively, “convertible securities”) (other than in Permitted Transactions or a transaction to which Section 5.2 or Section 5.6 is applicable) without consideration or at a consideration per share (or having a conversion price per share) that is less than the Fair Market Value on the last trading day preceding the date of the agreement on pricing such shares (or such convertible securities) then, in such event:

(i)

the Total Warrant Shares immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) (the “Initial Number”) shall be increased to the number obtained by multiplying the Initial Number by a fraction (a) the numerator of which shall be the sum of

(x) the number of shares of Common Stock of the Company outstanding on such date and (y) the number of additional shares of Common Stock issued (or into which convertible securities may be exercised or convert) and (b) the denominator of which shall be the sum of (I) the number of shares of Common Stock outstanding on such date and (II) the number of shares of Common Stock which the aggregate consideration receivable by the Company for the total number of shares of Common Stock so issued (or into which convertible securities may be exercised or convert) would purchase at the Fair Market Value on the last trading day preceding the date of the agreement on pricing such shares (or such convertible securities); and

(ii)

the Warrant Exercise Price shall be adjusted by multiplying such Warrant Exercise Price in effect immediately prior to the date of the agreement on pricing of such shares (or of such convertible securities) by a fraction, the numerator of which shall be the Total Warrant Shares prior to such date and the denominator of which shall be Total Warrant Shares immediately after the adjustment described in clause (i) above.

For purposes of the foregoing, the aggregate consideration receivable by the Company in connection with the issuance of such shares of Common Stock or convertible securities shall be deemed to be equal to the sum of the net offering price (including the Fair Market Value of any non-cash consideration and after deduction of any related expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon exercise or conversion of any such convertible securities into shares of Common Stock. Any adjustment made pursuant to this Section 5.4 shall become effective immediately upon the date of such issuance.

Section 5.5 Adjustment to the Number of Warrant Shares. Concurrently with any adjustment to the number of Total Warrant Shares under this Article V, the number of Warrant Shares issuable upon the exercise of any Warrant also will be adjusted such that the number of Warrant Shares issuable upon the exercise of any Warrant immediately following the effectiveness of such adjustment, rounded up to the nearest whole Warrant Share, will be equal to the number of Warrant Shares issuable upon the exercise of any Warrant immediately prior to such adjustment multiplied by a fraction, (a) the numerator of which is the Total Warrant Shares in effect immediately following such adjustment and (b) the denominator of which is the Total Warrant Shares in effect immediately prior to such adjustment. If the number of Warrant Shares are adjusted pursuant to this Section 5.5, the Company, within three Business Days of a Holder surrendering a Warrant Certificate to the Company at its registered office, shall provide such Holder with a new Warrant Certificate evidencing the rights of the Holder to purchase the Warrant Shares then-underlying the Warrants represented by such Warrant Certificate (as adjusted in accordance with this Section 5.5), which new Warrant Certificate shall be dated as of the Effective Date and, in all other respects, be identical with the Warrant Certificate so surrendered. Irrespective of any adjustments in accordance with this Section 5.5, Warrants theretofore or thereafter issued may continue to express the same number of Warrant Shares as are stated in the similar Warrants issuable initially, or at some subsequent time, pursuant to this Agreement, and the number of Warrant Shares issuable upon exercise specified thereon shall be deemed to have been so adjusted.

Section 5.6 Reorganization, Reclassifications or Recapitalization of the Company.

(a) In the event of any (i) capital reorganization of the Company, (ii) reclassification of the Common Stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or distribution or a subdivision, split-up or combination of shares), or (iii) other similar transaction, in each case prior to the Termination Date (and excluding any transaction described in the following sentence), which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) cash, stock, assets, securities, warrants, options, subscription rights, evidences of indebtedness or other property, as of the date of determination with respect to or in exchange for Common Stock, to the extent the consideration deliverable upon such reorganization, reclassification, consolidation, merger, sale or similar transaction consists of cash, stock, assets, other property, evidence of indebtedness, warrants, options, subscription rights or other securities (other than in the case of a Stock Fundamental Transaction), the Warrants shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction and for 90 days thereafter, remain outstanding and during such 90-day period shall, in lieu of the number of Warrant Shares then exercisable under the Warrants, be exercisable for the cash, stock, assets, other property, evidence of indebtedness, warrants, options, subscription rights or other securities to which the Holders would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction, if the Holders had exercised the Warrants in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable upon exercise of the Warrants as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of the Warrants but taking into account the payment of the Warrant Exercise Price (or exercise on a “cashless basis”)). Notwithstanding the foregoing, in the event of a consolidation or merger of the Company with or into another Person, a sale or similar transaction, if at least 80% of the consideration deliverable upon such consolidation, merger, sale or similar transaction consists of common stock of the acquiror or surviving or successor Person resulting from such transaction other than the Company (a “Stock Fundamental Transaction”), the Warrants shall, immediately upon, and as a condition precedent to, such consolidation, merger, sale or similar transaction remain outstanding and shall be assumed by such acquiror or surviving or successor Person and shall thereafter, in lieu of the number of Warrant Shares then exercisable under the Warrants prior to such transaction, be exercisable solely for the common stock of the acquiror, or of the surviving or successor Person resulting from such transaction other than the Company, with such adjustments made as of the closing date to the Warrant Exercise Price and Total Warrant Shares as necessary to reflect the Fair Market Value of the consideration other than common stock and the appropriate economic exchange ratio as a result of such transaction to preserve the option value of the Warrants immediately prior to such transaction.

(b) The Company shall not effect any reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the acquiror or surviving or successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument similar in form and substance to this Agreement in all respects (including with respect to the provisions of this Article V), all of the obligations of the Company under this Agreement, to the extent any obligations of the Company continue following any such transaction.

Section 5.7 Notice of Adjustment. The Company shall give at least 15 Business Days’ advance written notice to Holders and the Warrant Agent, if at any time prior to the expiration or exercise in full of the Warrants, the occurrence of any event that would result in any adjustment to the Total Warrant Shares, Warrant Shares or Warrant Exercise Price under Article V (including an event described in Section 5.6), providing any new or amended exercise terms and setting forth in reasonable detail the method of calculation of each such amount. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. The Warrant Agent shall have no obligation under any section of this Agreement to determine whether the occurrence of any event that would result in any adjustment to the Total Warrant Shares, Warrant Shares or Warrant Exercise Price under Article V has occurred or to calculate any of the adjustments set forth herein.

Section 5.8 De Minimis Adjustments. No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least one percent (1%) of the Warrant Exercise Price or the Warrant Shares immediately prior to the making of such adjustment; provided, however, that any adjustments which by reason of this paragraph are not required to be made shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article V and not previously made, would result in a minimum adjustment. No adjustment need be made for a change in the par value of the shares of Common Stock.

Section 5.9 Form of Warrant After Adjustments. The form of Warrant Certificate need not be changed because of any adjustments in the Warrant Exercise Price or the Warrant Shares, and Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated therein, as initially issued; provided, that such adjustments in the Warrant Exercise Price or the Warrant Shares pursuant to the terms of this Agreement shall nonetheless have effect upon exercise of the Warrants. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate or this Agreement (including the rights, duties, liabilities or obligations of the Warrant Agent), and any Warrant Certificate thereafter issued, whether in exchange or substitution for an outstanding Warrant Certificate, may be in the form so changed.

Section 5.10 Determination Final. Any determination that the Company or the Board of Directors must make pursuant to this Article V shall be made in good faith and shall be conclusive in the absence of manifest error or bad faith.

ARTICLE VI

TRANSFERS

Section 6.1 Ownership of Warrant. The Company and the Warrant Agent shall deem and treat the Person in whose name a Warrant is registered as the Holder and owner thereof until the Transfer provisions provided herein have been complied with to the satisfaction of the Company and the Company and the Warrant Agent shall have been provided with notice of such Transfer and the identification of such new Holder.

Section 6.2 Transfers.

(a) Transfer and Exchange of Book-Entry Warrants. The Transfer and exchange of Book-Entry Warrants shall be effected through the Depositary and its direct and indirect participants, in accordance with the practices and procedures therefor of the Depositary and such participants.

(b) Exchange of Book-Entry Warrants for Certificated Warrants or Direct Registration Warrants. If at any time:

(i) the Depositary for the Global Warrant Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant Certificates and a successor Depositary for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice; or

(ii) the Company, in its sole discretion, notifies the Warrant Agent in writing that it elects to exclusively cause the issuance of Certificated Warrants or Direct Registration Warrants under this Agreement, then upon written instructions signed by an Appropriate Officer of the Company, the Warrant Agent shall register and issue Certificated Warrants, or shall register Direct Registration Warrants, in an aggregate number equal to the number of Book-Entry Warrants represented by the Global Warrant Certificates, in accordance with such written instructions. Such written instructions provided by the Company shall state that the Certificated Warrants or Direct Registration Warrants issued in exchange for Book-Entry Warrants pursuant to this Section 6.2(b) shall be registered in such names and in such amounts as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent.

(c) Transfer and Exchange of Certificated Warrants or Direct Registration Warrants. When Certificated Warrants or Direct Registration Warrants are presented to the Warrant Agent with a written request:

(i) to register the Transfer of such Certificated Warrants or Direct Registration Warrants; or

(ii) to exchange such Certificated Warrants or Direct Registration Warrants for an equal number of Certificated Warrants or Direct Registration Warrants, respectively, of other authorized denominations, the Warrant Agent shall register the Transfer or make the exchange, and in the case of Certificated Warrants shall issue such new Warrant Certificates, as requested if its customary requirements for such transactions are met, provided, that (A) the Warrant

Agent shall have received (i) a written instruction of Transfer in form reasonably satisfactory to the Warrant Agent, duly executed by the Holder thereof or by his attorney, duly authorized in writing, together with any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, (ii) in the case of Certificated Warrants, surrender of the Warrant Certificate or Warrant Certificates representing same duly endorsed for Transfer or exchange, and the Warrant Agent on behalf of the Company shall have received any amount owing pursuant to Section 3.4(c) or Section 6.4(a), and (iii) the Warrant Agent shall have received from the Company an opinion of counsel prior to the effective time to set up a reserve of warrants and related Common Stock, stating that all warrants or Common Stock, as applicable, are registered under the Securities Act, or are exempt from such registration, and all appropriate state securities law filings have been made with respect to the warrants or shares; and validly issued, fully paid and non-assessable, and (B) if reasonably requested by the Company, the Company shall have received a written opinion of counsel reasonably acceptable to the Company that such transfer is in compliance with the Securities Act.

(d) Exchange of Certificated Warrants or Direct Registration Warrants for Book-Entry Warrants. Certificated Warrants or Direct Registration Warrants that are not subject to any Warrant Restrictions may be exchanged for Book-Entry Warrants upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of appropriate written instruments of transfer with respect to such Certificated Warrants or Direct Registration Warrants, in form satisfactory to the Warrant Agent, and in the case of Certificated Warrants, surrender of the Warrant Certificate(s) representing same duly endorsed for Transfer or exchange, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Certificated Warrants or Direct Registration Warrants, then the Warrant Agent shall cancel such Certificated Warrants or Direct Registration Warrants on the Warrant Register and cause or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Book-Entry Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, or if the Global Warrant Certificates then outstanding cannot be used for such purposes, the Company shall issue and the Warrant Agent shall countersign (by either manual or facsimile signature), a new Global Warrant Certificate representing the appropriate number of Book-Entry Warrants. Any such transfer shall be subject to the Company’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(e) Restrictions on Transfer and Exchange of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6.3), unless and until it is exchanged in whole for Certificated Warrants or Direct Registration Warrants, a Global Warrant Certificate may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(f) Exchange of Global Warrant Certificate. A Global Warrant Certificate may be exchanged for another Global Warrant Certificate of like or similar tenor for purposes of complying with the practices and procedures of the Depositary.

(g) Cancellation of Global Warrant Certificate. At such time as all beneficial interests in a Global Warrant Certificate have either been exchanged for Certificated Warrants or Direct Registration Warrants, redeemed, repurchased or cancelled, the Global Warrant Certificate shall be returned to, or retained and cancelled pursuant to applicable Law by, the Warrant Agent, upon written instructions from the Company satisfactory to the Warrant Agent.

Section 6.3 Restrictions on Transfer. The Warrants shall be freely transferable; provided, however, no Warrants or Warrant Shares shall be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. Any Transfer in violation of the foregoing provisions shall be void ab initio.

Section 6.4 Obligations with Respect to Transfers and Exchanges of Warrants.

(a) All Certificated Warrants or Direct Registration Warrants issued upon any registration of Transfer or exchange of Certificated Warrants or Direct Registration Warrants, respectively, shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Certificated Warrants or Direct Registration Warrants surrendered upon such registration of Transfer or exchange. No service charge shall be made to a Registered Holder for any registration, Transfer or exchange of any Certificated Warrants or Direct Registration Warrants, but the Warrant Agent may require payment of a sum sufficient to cover any stamp or other tax or other charge that may be imposed on the Registered Holder in connection with any such exchange or registration of Transfer. The Warrant Agent shall forward any such sum collected by it to the Company or to such persons as the Company shall specify by written notice. The Warrant Agent shall have no obligation to effect an exchange or register a Transfer unless and until it is satisfied that all such taxes and/or charges have been paid.

(b) So long as the Depositary, or its nominee, is the registered owner of a Global Warrant Certificate, the Depositary or such nominee, as the case may be, shall be considered by the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent as the sole owner or holder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement (subject to Sections 4.1(a)(ii) and 4.1(b)(i)(C)). Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy, or other authorization furnished by the Depositary or impair the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in a Global Warrant Certificate.

(c) Subject to Section 6.3 and this Section 6.4, the Warrant Agent shall,

(i) in the case of Certificated Warrants, upon receipt of all information required to be delivered hereunder, from time to time register the Transfer of any outstanding Certificated Warrants in the Warrant Register, upon delivery by the Registered Holder thereof, at the Warrant Agent’s office designated for such purpose, of the Warrant Certificate representing such Certificated Warrants, properly completed and duly endorsed for Transfer, by the Registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney together with a signature guarantee, and upon any such registration of Transfer, a new Warrant Certificate shall be issued to the transferee; and

(ii) in the case of Direct Registration Warrants, upon receipt of all information required to be delivered hereunder register the Transfer of any outstanding Direct Registration Warrants in the Warrant Register, upon delivery by the Registered Holder thereof, at the Warrant Agent’s office designated for such purpose, of a form of assignment substantially in the form of Exhibit C hereto, properly completed and duly executed by the Registered Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney together with a signature guarantee, and upon any such registration of Transfer, new Direct Registration Warrants shall be issued to the transferee.

ARTICLE VII

CONCERNING WARRANT AGENT

Section 7.1 Merger or Consolidation of Warrant Agent. Any entity into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any entity succeeding to the business of the Warrant Agent, shall be the successor Warrant Agent under this Agreement without any further act.

Section 7.2 Liability of Warrant Agent.

(a) Reliance on Company Statement. From time to time, the Company may provide Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the President and Chief Executive of the Company or Chairman of the Board of the Company and delivered to the Warrant Agent. From time to time, the Warrant Agent may apply to the Chief Executive Officer and President of the Company or Chairperson of the Board of Directors of the Company for instruction, and may consult with legal counsel for the Warrant Agent or the Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken or omitted by Warrant Agent in reliance upon any Company statement, instructions, or upon the advice or opinion of such counsel suffered in absence of bad faith by it pursuant to the provisions of this Agreement. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.

(b) Indemnity. The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith (which gross negligence, willful misconduct or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction). The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, losses or damages, costs and reasonable and documented counsel fees which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from its actions or omissions as Warrant Agent pursuant hereto; except as a result of the Warrant Agent’s gross negligence, willful misconduct, or bad faith (which gross negligence, willful misconduct or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its written consent, which written consent shall not be unreasonably conditioned, withheld or delayed.

(c) Limitation of Liability. Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses, during the twelve (12) months immediately preceding the event for which recovery from Warrant Agent is being sought.

(d) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make calculations under Article IV or any adjustments required under the provisions of Article V of this Agreement or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and nonassessable.

(e) Damages. In no event shall the Warrant Agent have any liability for any incidental, special, statutory, indirect or consequential damages, or for any loss of profits under any provisions of this Agreement even if that party has been advised of or has foreseen the possibility of such damages.

(f) This Section 7.2 shall survive the termination of this Agreement, and the resignation, replacement or removal of the Warrant Agent.

Section 7.3 Acceptance of Agency. The Warrant agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the express terms and conditions herein and, among other things, shall account promptly to the Company with respect to Warrants and concurrently account for and pay to the Company all moneys received by the Warrant Agent for the purchase of Warrant Shares through the exercise of Warrants. In particular, The Warrant Agent shall forward funds received for warrant exercises in a given month by the 5th Business Day of the following month by wire transfer to an account designated by the Company.

Section 7.4 Agent for the Company. In acting in the capacity of Warrant Agent under this Agreement, the Warrant Agent is acting solely as agent of the Company and in a ministerial capacity and does not assume any obligation or relationship of agency or trust with any of the owners or holders of the Warrants, and its duties shall be determined solely by the provisions hereof.

Section 7.5 Further Assurances. The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement

Section 7.6 Counsel. The Warrant Agent may consult with counsel satisfactory to it (which may be counsel to the Company), and the advice of such counsel shall be full and complete authorization to and protection of the Warrant Agent in respect of any action taken, suffered or omitted by it hereunder in accordance with the advice of such counsel.

Section 7.7 Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

Section 7.8 Certain Transactions. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, any Warrant, with the same rights that it or they would have were it not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as a depositary, trustee or agent for, any committee or body of holders of Warrants, or other securities or obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent from acting as trustee under an indenture.

Section 7.9 Bank Accounts. All funds received by Computershare under this Agreement that are to be distributed or applied by Computershare in the performance of services (the “Funds”) shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company.

Until paid pursuant to the terms of this Agreement, Computershare will hold the Funds through such accounts in: deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). Computershare shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits. Computershare shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party.

Section 7.10 No Liability for Interest. The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

Section 7.11 No Responsibilities for Recitals. The recitals contained herein and in the Global Warrant Certificates (except as to the Warrant Agent’s countersignature thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility hereby for the correctness of the same.

Section 7.12 No Implied Obligations. The Warrant Agent shall be obligated to perform such duties as are explicitly set forth herein and no implied duties or obligations shall be read into this Agreement against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder that may involve it in any expense or liability, the payment of which within a reasonable time is not, in its opinion, assured to it.

Section 7.13 Agents. The Warrant Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys-in-fact, and the Warrant Agent shall not be responsible for any loss or expense arising out of, or in connection with, the actions or omissions to act of its agents or attorneys-in-fact, so long as the Warrant Agent acts without gross negligence, willful misconduct or bad faith (which gross negligence, willful misconduct or bad faith must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) in connection with the selection of, and assignment of tasks to, such agents or attorneys-in-fact; provided, that this provision shall not permit the Warrant Agent to assign all or substantially all of its primary record-keeping responsibilities hereunder to any third party provider without the Company’s prior written consent.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Loss, Theft, Destruction or Mutilation of a Warrant Certificate. Each of the Company and the Warrant Agent covenants that upon receipt of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate, and in case of loss, theft or destruction, of an open penalty surety bond satisfactory to the Warrant Agent and holding it and the Company harmless, absent notice to the Warrant Agent that such certificates have been acquired by a bona fide purchaser, and upon surrender and cancellation of such Warrant Certificate, if mutilated, each of the Company and Warrant Agent may, at its option, make and deliver a new Warrant Certificate of like tenor and dated as of such cancellation, in lieu of such Warrant Certificate. Applicants for such substitute Warrant Certificates shall also comply with such other regulations and pay such other charges as the Company or the Warrant Agent may reasonably require.

Section 8.2 Binding Effect; Benefits. This Agreement shall inure to the benefit of and shall be binding upon the Company, the Warrant Agent and the Holders and their respective heirs, legal representatives, successors and permitted assigns, subject to the terms of this Agreement. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any Person other than the Company, the Warrant Agent and the Holders, or their respective heirs, legal representatives, successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Section 8.3 Entire Agreement. This Agreement, the Warrants, the fee schedule, and the other agreements and documents referenced herein and therein constitute the complete agreement as between all parties other than the Warrant Agent with respect to the subject matter hereof and supersede all prior agreements, oral or written, between or among the parties with respect thereto.

Section 8.4 Termination. This Agreement shall terminate (i) on the Termination Date, or (ii) on any earlier date when all Warrants have been exercised or have been cancelled; provided the provisions of this Article VIII and Section 7.2 shall survive such termination.

Section 8.5 Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

Section 8.6 Amendment; Modification; Waivers. A provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company, the Warrant Agent, and the Required Holders, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Notwithstanding anything in this Agreement to the contrary, the Warrant Agent may, but shall not be obligated to, enter into any amendment that adversely affects the Warrant Agent’s own rights, duties, immunities or obligations under this Agreement. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from a duly authorized officer of the Company that states that the proposed amendment is in compliance with the terms of this Section 8.6.

Section 8.7 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) if served by personal delivery upon the Person for whom it is intended, (b) if delivered by registered or certified mail, return receipt requested, postage prepaid, (c) if delivered by a nationally-recognized, overnight, air courier or (d) if sent by facsimile transmission or email with electronic confirmation, in each case, to the address set forth on the signature pages hereto opposite the signature block of the Person to receive such notice (which, in the Registered Holder’s case, shall be the address for the Registered Holder included in the Warrant Register) or to such other address as may be designated in writing, in the same manner, by such Person (provided that the Company shall update the Warrant Register to reflect any change in the Registered Holder’s contact information made pursuant to this Section 8.7). Any notice sent pursuant to this Agreement shall be effective when sent.

Section 8.8 Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Company and the Registered Holders and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

Section 8.9 Governing Law; Submission to Jurisdiction. This Agreement and all disputes or controversies arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to principals of conflicts of laws of any jurisdiction that would cause application of the laws of a jurisdiction other than Delaware. Each of the Company and each Registered Holder agrees that it shall bring any litigation with respect to any claim arising out of or related to this Agreement, exclusively in the Delaware Court of Chancery (and if jurisdiction in the Delaware Court of Chancery shall be unavailable, the Federal courts of the United States of America sitting in the State of Delaware) (together with the appellate courts thereof, the “Chosen Courts”), and solely in connection with claims arising under this Agreement (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or as not having jurisdiction over either the Company or the Registered Holder, (d) agrees that service of process in any such action or proceeding shall be effective if notice is given in accordance with Section 8.7 of this Agreement, although nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law and (e) agrees not to seek a transfer of venue on the basis that another forum is more convenient. Notwithstanding anything herein to the contrary, (i) nothing in this Section 8.9 shall prohibit any party from seeking or obtaining orders for conservatory or interim relief from any court of competent jurisdiction and (ii) each of the Company and each Registered Holder agrees that the Company or any Registered Holder may seek to record, register or enforce any judgment issued by a Chosen Court in any jurisdiction in the world and before or with any court, tribunal or other government or judicial body and waives any and all objections or defenses to the recognition, recording, registration or enforcement of such judgment in any such jurisdiction or body.

Section 8.10 Waiver of Trial by Jury. EACH OF THE COMPANY AND EACH REGISTERED HOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT OR IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT

SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE COMPANY AND EACH REGISTERED HOLDER CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (d) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 8.11 Assignment; Successors. Subject to applicable securities laws, this Agreement and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors of each Registered Holder. The provisions of this Agreement are intended to be for the benefit of all Registered Holders of the Warrants from time to time and shall be enforceable by any such Registered Holder or holder of Warrant Shares.

Section 8.12 Headings. All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

Section 8.13 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law; provided, further, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

Section 8.14 Specific Performance. The Company and each of the Registered Holders hereby acknowledges and agrees that its respective failure to perform its agreements and covenants hereunder will cause irreparable injury to the other party or parties hereto for which damages, even if available, will not be an adequate remedy. Accordingly, the Company and each of the Registered Holders hereby consents to the issuance of injunctive relief by the Chosen Courts to compel performance of their respective obligations and to the granting by the Chosen Courts of the remedy of specific performance of their respective obligations hereunder and waives the necessity of posting of a bond as a condition to the granting of specific performance.

Section 8.15 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or by electronic delivery in Adobe Portable Document Format will be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.16 No Rights as Registered Holder. The Warrants do not entitle the Registered Holders to any voting rights or other rights as holder of Common Stock of the Company prior to the date of exercise hereof.

Section 8.17 Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, pandemics, epidemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer thereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.	Address for Notices:

By:	/s/ David L. Roland
Name: David L. Roland
Title: Senior Vice President

COMPUTERSHARE INC. and COMPUTERSHARE TRUST COMPANY, N.A., as Warrant Agent	Address for Notices:
Computershare Trust Company N.A. 150 Royall Street Canton, MA 02021 Attention: Client Services

By:	/s/ Collin Ekeogu
Name: Collin Ekeogu
Title: Manager, Corporate Actions

EXHIBIT A-1

FACE OF GLOBAL WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., EASTERN TIME, ON [●], 20261

This Global Warrant Certificate is held by The Depository Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6.2(f) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6.2(g) of the Warrant Agreement and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company.

Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful because the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee.

No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with.

[1]	To be the fifth anniversary of the Effective Date.

EXHIBIT A-1

VOID AFTER 5:00 P.M., EASTERN TIME, ON [●], 20262

THE SECURITIES REPRESENTED BY THIS GLOBAL WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF [●], 2021, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”).

Certificate Number	Warrants
CUSIP [ ]

This certifies that

is the holder of

WARRANTS TO ACQUIRE COMMON STOCK OF

DIAMOND OFFSHORE DRILLING, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. Each Warrant entitles the holder and its registered assigns (collectively, the “Registered Holder”) to acquire from Diamond Offshore Drilling, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions hereof, at any time before 5:00 p.m., Eastern Time, on [●], 20263, for each Warrant the number of fully paid and non-assessable share of Common Stock of the Company set forth above at the per share Warrant Exercise Price (as defined in the Warrant Agreement) as of the applicable Exercise Date (each as defined in the Warrant Agreement). The number and kind of shares purchasable hereunder and the Warrant Exercise Price are subject to adjustment from time to time as provided in the Warrant Agreement.

This certificate is not valid unless countersigned and registered by the Warrant Agent.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

DATED

Authorized Officer

Attest:	[Corporate seal]	COUNTERSIGNED AND REGISTERED COMPUTERSHARE INC. and COMPUTERSHARE TRUST COMPANY,
N.A., WARRANT AGENT.

By
Secretary		AUTHORIZED SIGNATURE

[2]	To be the fifth anniversary of the Effective Date.
[3]	To be the fifth anniversary of the Effective Date.

EXHIBIT A-1

REVERSE OF WARRANT CERTIFICATE

DIAMOND OFFSHORE DRILLING, INC.

The Warrants evidenced by this Global Warrant Certificate are a part of a duly authorized issue of [●] Warrants, with each such Warrant exercisable for the number of shares of Common Stock of the Company as provided for in the Warrant Agreement, issued pursuant to the Warrant Agreement, as dated [●], 2021 (the “Warrant Agreement”), by and between Diamond Offshore Drilling, Inc. (the “Company”), and Computershare, Inc., a Delaware corporation (“Computershare”), and its wholly-owned subsidiary, Computershare Trust Company, N.A., collectively as warrant agent (the “Warrant Agent”). A copy of the Warrant Agreement may be inspected at the office of the Warrant Agent designated for such purpose. The Warrant Agreement is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Registered Holders of the Warrants. All capitalized terms used in this Warrant Certificate that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

The Company shall not be required to issue fractions of Common Stock or any certificates that evidence fractional Common Stock. No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. The Company and Warrant Agent may deem and treat the Registered Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

Ten COM –	as tenants in common	UNIF GIFT MIN ACT -	Custodian
			(Cust)	(Minor)

TEN ENT –	as tenants by the entireties	under Uniform Gifts to Minor Act	(State)

JT TEN –	as joint tenants with right of	UNIF GIFT MIN ACT -	Custodian (until age)
	survivorship and not as		(Cust)
tenants in common

under Uniform Transfers to Minors Act
(Minor)		(State)

FORM OF ASSIGNMENT

For value received,                                         hereby sells, assigns and transfers the Warrants to acquire shares of Diamond Offshore Drilling, Inc.                      Social Security or Other Taxpayer Identification Number represented by this Warrant Certificate to:

Print name and address

and does hereby irrevocably constitute and appoint                                          attorney, to transfer said Warrants on the Warrant Register maintained for the purpose of registration thereof, with full power of substitution in the premises:

Dated: , 20	Signature:

Name:

Note: The above signature and name should correspond exactly with the name of the holder as it appears on the face of the certificate, in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-2

FACE OF WARRANT CERTIFICATE

VOID AFTER 5:00 P.M., EASTERN TIME, ON [●], 20264

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE (INCLUDING THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANT) ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN THE WARRANT AGREEMENT DATED AS OF [●], 2021, BY AND BETWEEN THE COMPANY AND THE WARRANT AGENT (THE “WARRANT AGREEMENT”).

Certificate Number	Warrants
CUSIP [ ]

This certifies that

is the holder of

WARRANTS TO ACQUIRE COMMON STOCK OF

DIAMOND OFFSHORE DRILLING, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. Each Warrant entitles the holder and its registered assigns (collectively, the “Registered Holder”) to acquire from Diamond Offshore Drilling, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions hereof, at any time before 5:00 p.m., Eastern Time, on [●], 20265, for each Warrant the number of fully paid and non-assessable share of Common Stock of the Company set forth above at the per share Warrant Exercise Price (as defined in the Warrant Agreement) as of the applicable Exercise Date (each as defined in the Warrant Agreement). The number and kind of shares purchasable hereunder and the Warrant Exercise Price are subject to adjustment from time to time as provided in the Warrant Agreement.

This certificate is not valid unless countersigned and registered by the Warrant Agent.

WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

DATED

Authorized Officer

Attest:	[Corporate seal]	COUNTERSIGNED AND REGISTERED COMPUTERSHARE INC. and COMPUTERSHARE TRUST COMPANY,
N.A., WARRANT AGENT.

By
Secretary		AUTHORIZED SIGNATURE

[4]	To be the fifth anniversary of the Effective Date.
[5]	To be the fifth anniversary of the Effective Date.

EXHIBIT A-2

REVERSE OF WARRANT CERTIFICATE

DIAMOND OFFSHORE DRILLING, INC.

The Warrants evidenced by this Warrant Certificate are a part of a duly authorized issue of [●] Warrants, with each such Warrant exercisable for the number of shares of Common Stock of the Company as provided for in the Warrant Agreement, issued pursuant to the Warrant Agreement, as dated [●], 2021 (the “Warrant Agreement”), by and between Diamond Offshore Drilling, Inc. (the “Company”), and Computershare, Inc., a Delaware corporation (“Computershare”), and its wholly-owned subsidiary, Computershare Trust Company, N.A., collectively as warrant agent (the “Warrant Agent”). A copy of the Warrant Agreement may be inspected at the office of the Warrant Agent designated for such purpose. The Warrant Agreement is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Registered Holders of the Warrants. All capitalized terms used in this Warrant Certificate that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

The Company shall not be required to issue fractions of Common Stock or any certificates that evidence fractional Common Stock. No Warrants may be sold, exchanged or otherwise transferred in violation of the Securities Act or state securities laws. The Company and Warrant Agent may deem and treat the Registered Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

Ten COM –	as tenants in common	UNIF GIFT MIN ACT -	Custodian
			(Cust)	(Minor)

TEN ENT –	as tenants by the entireties	under Uniform Gifts to Minor Act	(State)

JT TEN –	as joint tenants with right of	UNIF GIFT MIN ACT -	Custodian (until age)
	survivorship and not as		(Cust)
tenants in common

under Uniform Transfers to Minors Act
(Minor)		(State)

FORM OF ASSIGNMENT

For value received,                                          hereby sells, assigns and transfers the Warrants to acquire shares of Diamond Offshore Drilling, Inc.                      Social Security or Other Taxpayer Identification Number represented by this Warrant Certificate to:

Print name and address

and does hereby irrevocably constitute and appoint                                          attorney, to transfer said Warrants on the Warrant Register maintained for the purpose of registration thereof, with full power of substitution in the premises:

Dated: , 20	Signature:

Name:

Note: The above signature and name should correspond exactly with the name of the holder as it appears on the face of the certificate, in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-2

EXERCISE FORM

The undersigned Registered Holder of this Warrant Certificate hereby irrevocably elects to exercise the number of Warrants indicated below:

Number of Warrants:

Number of Warrants Exercised

(Total number of Warrants being exercised – may be expressed as a percentage)

The undersigned requests that the Warrant Shares be issued in the name of the undersigned Registered Holder or as otherwise indicated below:

Name	Social Security or Other Taxpayer Identification Number

Address

If such Warrants shall not constitute all of the Warrants represented hereby, the undersigned requests that a new Warrant Certificate of like tenor and date for the balance of the Warrants represented hereby be issued and delivered in the name of the undersigned Holder or as otherwise indicated as follows:

Name	Social Security or Other Taxpayer Identification Number

Address

Dated:	, 20	Signature:

Name:

In addition, this form is accompanied by the transferee certification required by Section 6.2.

Note: The above signature and name should correspond exactly with the name of the holder as it appears on the face of the certificate, in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT B

EXERCISE FORM FOR REGISTERED HOLDERS

OF DIRECT REGISTRATION WARRANTS

(To be executed upon exercise of Warrants)

NOTE: THIS NOTICE OF EXERCISE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO 5:00 P.M., EASTERN TIME, ON [●], 20266.

The undersigned Registered Holder, being the holder of Direct Registration Warrants of Diamond Offshore Drilling, Inc., issued pursuant to that certain Warrant Agreement, as dated [●], 2021 (the “Warrant Agreement”), by and among Diamond Offshore Drilling, Inc. (the “Company”), Computershare, Inc., a Delaware corporation (“Computershare”), and its wholly-owned subsidiary, Computershare Trust Company, N.A., collectively as warrant agent (the “Warrant Agent”), hereby irrevocably elects to exercise the number of Direct Registration Warrants indicated below, to acquire the number of shares of Common Stock indicated below. All capitalized terms used in this Exercise Form that are not defined herein but are defined in the Warrant Agreement shall have the meanings given to them in the Warrant Agreement.

Number of Warrants:

Number of Warrants Exercised

(Total number of Warrants being exercised – may be expressed as a percentage)

The undersigned requests that the Warrant Shares be issued in the name of the undersigned Registered Holder or as otherwise indicated below:

Name	Social Security or Other Taxpayer Identification Number

Address

If said number of Warrant Shares shall not be all the Warrant Shares issuable upon exercise of the Warrant, the undersigned requests that a new Warrant representing the balance of such Warrant shall be issued in the name of the undersigned Registered Holder or as otherwise indicated below and that a Warrant Statement reflecting such balance be delivered to the address indicated below:

Name	Social Security or Other Taxpayer Identification Number

Address

Dated:	, 20	Signature:

Name:

In addition, this form is accompanied by the transferee certification required by Section 6.2 of the Warrant Agreement.

Note: The above signature and name should correspond exactly with the name of the holder as it appears on the face of the certificate, in every particular without alteration or enlargement or any change whatsoever.

[6]	To be the fifth anniversary of the Effective Date.

EXHIBIT C

FORM OF ASSIGNMENT

FOR REGISTERED HOLDERS

HOLDING DIRECT REGISTRATION WARRANTS

(To be executed only upon assignment of Warrants)

For value received, the undersigned Registered Holder of Direct Registration Warrants issued pursuant to that certain Warrant Agreement, as dated [●], 2021, by and among Diamond Offshore Drilling, Inc. (the “Company”), Computershare, Inc., a Delaware corporation (“Computershare”), and its wholly-owned subsidiary, Computershare Trust Company, N.A., collectively as warrant agent (the “Warrant Agent”) hereby sells, assigns and transfers unto the Assignee(s) named below the number of Direct Registration Warrants listed opposite the respective name(s) of the Assignee(s) named below, and all other rights of the Registered Holder under said Direct Registration Warrants, and does hereby irrevocably constitute and appoint                                          attorney, to transfer said Direct Registration Warrants, as and to the extent set forth below, on the Warrant Register maintained for the purpose of registration thereof, with full power of substitution in the premises:

Name(s) of Assignee(s)	Address of Assignee(s)	Number of Warrants

Dated:	, 20	Signature:

Name:

Note: The above signature and name should correspond exactly with the name of the Registered Holder of the Direct Registration Warrants as it appears on the Warrant Register.